SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 30, 2005


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










VSE CORPORATION

Item 1.02	Termination of a Material Definitive Agreement.

       On December 30, 2005, the board of directors of VSE Corporation (the "Board") directed VSE Corporation ("VSE") to discontinue, until and unless the Board determined otherwise, awarding options, both discretionary and nondiscretionary, to purchase VSE common stock ("VSE Stock") under VSE's 2004 Stock Option Plan approved by VSE's stockholders on May 3, 2004 (the "2004 Plan").

       As of December 30, 2005, outstanding options issued under the 2004 Plan covered 68,250 shares of VSE Stock, and 256,000 shares and 24,000 shares, respectively, were available under the 2004 Plan for discretionary option awards to executive officers and key employees of VSE and nondiscretionary option awards to non-employee directors of VSE. The options outstanding, as of December 30, 2005, to purchase up to 68,250 shares of VSE Stock under the 2004 Plan are not affected by the above-referenced Board action. Prior to the Board's action, each non-employee director of VSE would receive as of January 1 of each year a nondiscretionary option under the 2004 Plan covering 1,000 shares of VSE Stock at a purchase price not less than the fair market value of VSE Stock as of the award date.

       In addition, the options outstanding, as of December 30, 2005, to purchase up to 129,313 shares of VSE Stock under VSE's 1998 Stock Option Plan approved by VSE's stockholders on May 7, 1998 are not affected by the above-referenced Board action.

       The primary reason for the Board's suspension of option awards under the 2004 Plan was the potential impact on VSE's results of operations from the application of recent accounting pronouncements to share-based payments to employees, including stock option awards. While the Board has no current intent to do so, the Board may in the future authorize the issuances of additional options under the 2004 Plan.




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                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  VSE CORPORATION
                                                  (Registrant)



Date:  January 6, 2006                            /s/ D. M. Ervine
                                                  -----------------------------
                                                  Donald M. Ervine
                                                  Chairman of the Board and CEO
                                                  President and COO










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